                                                                    Exhibit (14)


                       Metropolitan Life Insurance Company

                                Power of Attorney

                               Robert H. Benmosche
                             Chairman of the Board,
                      President and Chief Executive Officer

      KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of the Board, President and Chief Executive Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of September, 2003.

                                             /s/ Robert H. Benmosche
                                             ----------------------------------
                                             Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                               Curtis H. Barnette
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of September, 2003.

                                              /s/ Curtis H. Barnette
                                              ----------------------------------
                                                        Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                  Gerald Clark
                           Vice Chairman of the Board

      KNOW ALL MEN BY THESE PRESENTS, that I, Vice Chairman of the Board of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn
L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra
L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2003.

                                              /s/ Gerald Clark
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                John C. Danforth
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2003.

                                             /s/ John C. Danforth
                                             ----------------------------------
                                             Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                               Burton A. Dole, Jr.
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 2003.

                                             /s/ Burton A. Dole, Jr.
                                             ----------------------------------
                                             Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                James R. Houghton
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2003.

                                              /s/ James R. Houghton
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                 Harry P. Kamen
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 2003.

                                              /s/ Harry P. Kamen
                                              ----------------------------------
                                               Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                Helene L. Kaplan
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 2003.

                                              /s/ Helene L. Kaplan
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                               Catherine R. Kinney
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2003.

                                              /s/ Catherine Kinney
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                               Charles M. Leighton
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2003.

                                              /s/ Charles M. Leighton
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                Stewart G. Nagler
                           Vice Chairman of the Board
                           and Chief Financial Officer

      KNOW ALL MEN BY THESE PRESENTS, that I, Vice Chairman of the Board and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2003.

                                              /s/ Stewart Nagler
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                  Hugh B. Price
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2003.

                                              /s/ Hugh B. Price
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                              Kenton J. Sicchitano
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 2003.

                                              /s/ Kenton J. Sicchitano
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                             William C. Steere, Jr.
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 2003.

                                              /s/ William C. Steere, Jr.
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                Timothy L. Journy
                          Vice President and Controller
                         (Principal Accounting Officer)

      KNOW ALL MEN BY THESE PRESENTS, that I, Vice President and Controller of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn
L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra
L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2003.

                                              /s/ Timothy L. Journy
                                              ----------------------------------
                                              Signature

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                 John M. Keane
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2003.

                                              /s/ John M. Keane
                                              ----------------------------------
                                              Signature